Summary Prospectus        |         September 30, 2016

Deutsche X-trackers Japan JPX-Nikkei 400 Equity ETF

Ticker: JPN	Stock Exchange: NYSE Arca

Before you invest, you may wish to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at https://www.deutsche-etfs.com/prospectuses. You can also get this information at no cost by calling ALPS Distributors, Inc. at 1-855-329-3837 or by sending an e-mail request to dbxquestions@list.db.com. The Fund’s prospectus and statement of additional information, both dated September 30, 2016, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

Deutsche X-trackers Japan JPX-Nikkei 400 Equity ETF (the “Fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the JPX-Nikkei 400 Net Total Return Index (the “Underlying Index”).

FEES AND EXPENSES

These are the fees and expenses that you will pay when you buy and hold shares. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the Example that follows:

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a % of the value of your investment)

Management Fee	0.40
Other Expenses	None
Total Annual Fund Operating Expenses	0.40

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$41	$128	$224	$505

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example and can affect the Fund’s performance. For the period June 24, 2015 through May 31, 2016, the Fund’s portfolio turnover rate was 8%.

PRINCIPAL INVESTMENT STRATEGIES

The Fund, using a “passive” or indexing investment approach, of the Underlying Index, which is designed to track the performance of equity securities of issuers who are primarily listed on the JASDAQ Stock Exchange (“JASDAQ”) or the following sections of the Tokyo Stock Exchange (“TSE”): the first section (for large companies), the second section (for middle-sized companies) and the “Mothers” (for high-growth and emerging stocks). The Fund uses a representative sampling indexing strategy in seeking to track the Underlying Index, meaning it generally will invest in a sample of securities in the index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Underlying Index as a whole. The Underlying Index is comprised of the equity securities of the 400 highest scoring issuers listed on the JASDAQ and TSE, as measured in return on equity, cumulative operating profit and current market value. The Fund will invest at least 80% of its total assets (but typically far more) in component securities (including depositary receipts in respect of such securities) of the Underlying Index.

As of June 30, 2016, the Underlying Index consisted of 400 securities with an average market capitalization of approximately $8.68 billion and a minimum market capitalization of approximately $259 million.

The Fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities from Japanese issuers. As of June 30, 2016, the Underlying Index was solely comprised of issuers in Japan.

The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of June 30, 2016, the Underlying Index was substantially comprised of issuers in the industrials (21.8%) and consumer discretionary (17.0%) sectors.

MAIN RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the section of the Prospectus entitled “Additional Information about the Funds’ Investment Strategies, Underlying Indexes and Risks – Further Discussion of Main Risks” and in the Statement of Additional Information (“SAI”).

Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the Fund makes, which could affect the Fund’s ability to sell them at an attractive price. To the extent the Fund invests in a particular capitalization or sector, the Fund’s performance may be affected by the general performance of that particular capitalization or sector.

Foreign investment risk. The Fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the U.S. Additionally, foreign securities markets generally are smaller and less liquid than U.S. markets.

Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the Fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for U.S. investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.

Foreign markets can have liquidity risks beyond those typical of U.S. markets. Because foreign exchanges generally are smaller and less liquid than U.S. exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the Fund’s foreign investments.

In addition, the Fund may invest in depositary receipts, which involve similar risks to those associated with investments in foreign securities. Depositary receipts also may be less liquid than the underlying shares in their primary trading market.

Risks related to investing in Japan. The growth of Japan’s economy has historically lagged that of its Asian neighbors and other major developed economies. The Japanese economy is heavily dependent on international trade and has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies and the economic conditions of its trading partners. China has become an important trading partner with Japan, yet the countries’ political relationship has become strained. Should political tension increase, it could adversely affect the economy, especially the export sector, and destabilize the region as a whole. Japan is located in a part of the world that has historically been prone to natural disasters such as earthquakes, volcanoes and tsunamis and is economically sensitive to environmental events. Any such event, such as the major earthquake and tsunami which struck Japan in March 2011, could result in a significant adverse impact on the Japanese economy. Japan may be subject to risks relating to political, economic and labor risks. Any of these risks, individually or in the aggregate, could adversely affect investments in the Fund. Japan also remains heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the economy. Furthermore, Japanese corporations often engage in high levels of corporate leveraging, extensive cross-purchases of the securities of other corporations and are subject to a changing corporate governance structure.

Small- and medium-sized company risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Industrials sector risk. The Fund invests a significant portion of its assets in securities issued by companies in the industrials sector in order to track the Underlying

Deutsche X-trackers Japan JPX-Nikkei 400 Equity ETF

Summary Prospectus    September 30, 2016

Index’s allocation to that sector. The industrials sector includes companies engaged in the manufacture and distribution of capital goods, such as those used in defense, construction and engineering, companies that manufacture and distribute electrical equipment and industrial machinery and those that provide commercial and transportation services and supplies. Because as currently constituted the industrials sector represents a significant portion of the Underlying Index, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the industrials sector. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates.

Consumer discretionary sector risk. The Fund invests a significant portion of its assets in securities issued by companies in the consumer discretionary sector in order to track the Underlying Index’s allocation to that sector. Companies engaged in the consumer discretionary sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Currency risk. Because the Fund’s NAV is determined on the basis of the U.S. dollar, investors may lose money if the Japanese yen depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings increases. Generally, when the U.S. dollar rises in value against the Japanese yen, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against the Japanese yen, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk means that a strong U.S. dollar will reduce returns for U.S. investors, while a weak U.S. dollar will increase those returns. The Fund will not hedge against fluctuations in the Japanese yen. The value of the US dollar measured against Japanese yen is influenced by a variety of factors. These factors include: interest rates, national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, global energy prices, political instability and government monetary policies and the buying or selling of currency by a country’s government.

Indexing risk. An index fund’s performance may not exactly replicate the performance of its target index. For example, the Fund incurs fees, administrative expenses and transaction costs that the Underlying Index itself does not. The Fund uses sampling techniques (investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index), thus the composition of its portfolio may diverge from that of the Underlying Index. Also, while the exposure of the Underlying Index to its component securities is by definition 100%, the Fund’s effective exposure to Underlying Index securities may be greater or less than 100%, and may vary over time. Because the Fund, as an index fund, is designed to maintain a high level of exposure to its Underlying Index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.

Tracking error risk. The performance of the Fund may diverge from that of its Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. In addition, the Fund’s use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. The Fund’s return also may diverge from the return of the Underlying Index because the Fund bears the costs and risks associated with buying and selling securities while such costs and risks are not factored into the return of the Underlying Index.

Market price risk. Fund shares are listed for trading on NYSE Arca and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from NAV during periods of market volatility. DBX Advisors LLC (the “Adviser”) cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Adviser believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. However, the Fund may have a limited number of financial institutions that may act as “Authorized Participants” or market makers. Only Authorized Participants who have entered into agreements with the Fund’s distributor may engage in creation or redemption transactions directly with the Fund (as described below under “Purchase and Sale of Fund Shares”). If those Authorized Participants exit the business or are unable to process creation and/or redemption orders, and no other Authorized Participant is able to step forward to create and redeem in either of these cases, shares may

Deutsche X-trackers Japan JPX-Nikkei 400 Equity ETF

Summary Prospectus    September 30, 2016

trade at a discount to NAV like closed-end fund shares (and may even face delisting). Similar effects may result if market makers exit the business or are unable to continue making markets in Fund shares. Further, while the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the Fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, Authorized Participants or market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the Fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of Fund shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, the securities held by the Fund may be traded in markets that close at a different time than the NYSE Arca. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. Further, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the Fund’s NAV. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those Authorized Participants creating and redeeming shares directly with the Fund.

Country concentration risk. Because the Fund invests all or a significant portion of its assets in the securities of a single country, it is more likely to be impacted by events or conditions affecting that country. For example, political and economic conditions and changes in regulatory, tax or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the Fund’s performance.

Non-diversification risk. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the Fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.

PERFORMANCE INFORMATION

As of the date of this Prospectus, the Fund has been in operation for less than one full calendar year and therefore does not report its performance information. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.deutsche-etfs.com and will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance and by showing how the Fund’s returns compare with those of a broad measure of market performance.

MANAGEMENT

Investment Adviser

DBX Advisors LLC

Portfolio Managers

Bryan Richards, Patrick Dwyer, Navid Sohrabi and Charlotte Cipolletti are portfolio managers for the Fund and are primarily responsible for the day-to-day management of the Fund. Each portfolio manager functions as a member of a portfolio management team. Messrs. Richards, Dwyer and Sohrabi and Ms. Cipolletti have been portfolio managers of the Fund since September 2016.

PURCHASE AND SALE OF FUND SHARES

The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold through a brokerage firm. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund’s distributor.

TAX INFORMATION

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account.

PAYMENT TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Deutsche X-trackers Japan JPX-Nikkei 400 Equity ETF

Summary Prospectus    September 30, 2016

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